                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                       _________________________________

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                       _________________________________

      Date of Report (Date of earliest event reported):  August 11, 1999

                       System Software Associates, Inc.
              (Exact Name of Registrant as Specified in Charter)


           Delaware                     0-15322                  36-3144515
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                  500 West Madison Street, Chicago, IL 60661
         (Address of Principal Executive Offices, Including Zip Code)

                                (312) 258-6000
             (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A

                 ---------------------------------------------
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Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements
               Not Applicable

         (b)   Pro Forma Financial Information
               Not Applicable

         (c)   Exhibits

         10.1 Loan and Security Agreement (the "Loan Agreement") dated as of August 11, 1999 by and among System Software Associates, Inc. ("SSA"), System Software Associates Limited, SSA-Acclaim Limited, SSA Softwright Limited, SSA Canada Corporation and Foothill Capital Corporation

         10.2  First Amendment dated as of December 22, 1999 to the Loan
               Agreement

         10.3 Amendment No. 1 dated as of August 11, 1999 to the Amended and Restated Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of September 8, 1997 between SSA and H&Q SSA Investors, L.P. ("H&Q")

         10.4 Amendment No. 2 dated as of December 22, 1999 to the Securities Purchase Agreement

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 System Software Associates, Inc.


                                 By: /s/ Kirk J. Isaacson
                                    ---------------------------
                                       Kirk J. Isaacson
                                       Secretary


Dated:  January 5, 2000

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